UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 2011
Ameristar Casinos, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-22494 (Commission File Number)	880304799 (I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S Las Vegas, Nevada (Address of principal executive offices)	89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 567-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On February 27, 2011, Ameristar Casinos, Inc. (the “Company”) entered into a binding letter agreement (the “Letter Agreement”) with the Co-Executors of the Estate of Craig H. Neilsen (the “Estate”), the Company’s majority stockholder, pursuant to which the Company will purchase 26,150,000 shares of the Company’s common stock held by the Estate at a purchase price of $17.50 per share, for an aggregate purchase price of $457,625,000. The shares to be repurchased represent approximately 45 percent of the Company’s outstanding shares and 83 percent of the Estate’s current holdings in the Company. After giving effect to the transaction, the Estate will own approximately 17 percent of the Company’s common stock. The transaction is expected to close in the second quarter of 2011, subject to financing and customary closing conditions, including the receipt of any necessary gaming and other regulatory approvals. In connection with the transaction, the Company plans to obtain approximately $2.1 billion in new debt financing, the proceeds of which will be used to retire its approximately $1.5 billion of existing indebtedness, to fund the share repurchase and for general working capital purposes.
     A special committee of the Company’s Board of Directors (the “Board”), consisting entirely of independent and disinterested directors, structured and negotiated the transaction and unanimously recommended its approval to the full Board, and the transaction was unanimously approved by directors participating in the vote. Ray H. Neilsen, the Company’s Chairman of the Board, and Gordon R. Kanofsky, the Company’s Chief Executive Officer and Vice Chairman of the Board, who are also the Co-Executors of the Estate, did not participate in the Board meeting at which the vote was taken.
     The Letter Agreement and the press release publicly announcing the transaction are filed herewith as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference. The summary of the Letter Agreement contained herein is qualified in its entirety by reference to the Letter Agreement filed herewith.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description

10.1	Letter Agreement dated February 27, 2011 between Ameristar Casinos, Inc. and the Co-Executors of the Estate of Craig H. Neilsen
99.1	Press Release of Ameristar Casinos, Inc. dated February 28, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ameristar Casinos, Inc.
By:	/s/ Peter C. Walsh
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

     Dated: February 28, 2011

EXHIBIT INDEX

Exhibit	Description

10.1	Letter Agreement dated February 27, 2011 between Ameristar Casinos, Inc. and the Co-Executors of the Estate of Craig H. Neilsen
99.1	Press Release of Ameristar Casinos, Inc. dated February 28, 2011